UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

OCTOBER 1, 2004
Date of Report (Date of earliest event reported)

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-12132	98-0045034
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia Canada	V6E 4M3
(Address of principal executive offices)	(Zip Code)

604-689-1535
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3     SECURITIES AND TRADING MARKETS

Item 3.02     Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”), including our most recently filed Quarterly Report on Form 10-QSB for the six months ended May 31, 2004 filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2004:

1.
On July 9, 2004, we completed a private placement with one investor of 2,500,000 units at a price of $0.05 per unit for total proceeds of $125,000. Each Unit was comprised of one common share of the Company (each a “Share”); one Series A share purchase warrant (“A Warrant”) and one Series B share purchase warrant (“B Warrant”). Each A Warrant entitles the subscriber to purchase one additional common share at an exercise price of $0.065 US per share at any time up to and including July 9, 2006. Each B Warrant entitles the subscriber to purchase one additional common share of the Company at an exercise price of $0.075 US per share at any time up to and including July 9, 2006. A commission of $12,500 was paid in connection with the offering. We completed the offering of the units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

2.
On August 31, 2004, we issued 86,588 shares to the holders of our replacement debentures, at the average market price of $0.067 per share. No commissions or fees were paid in connection with the issuance of the shares. We completed the issuance of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the issuance of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S, and that each holder of the replacement debentures is not a U.S. person, as defined under Regulation S of the Act. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the issuance of the shares.

3.
On September 15, 2004, we completed a private placement with one investor of 2,857,143 units at a price of $0.035 per unit for total proceeds of $100,000. Each Unit was comprised of one common share of the Company (each a “Share”); one Series A share purchase warrant (“A Warrant”) and one Series B share purchase warrant (“B Warrant”). Each A Warrant entitles the subscriber to purchase one additional common share at an exercise price of $0.055 US per share at any time up to and including September 15, 2006. Each B Warrant entitles the subscriber to purchase one additional common share of the Company at an exercise price of $0.0575 US per share at any time up to and including September 15, 2006. A commission of $10,000 was paid in connection with the offering. We completed the offering of the units pursuant to Rule 903 of

Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

4.
On September 17, 2004, we completed a private placement with one investor of 2,500,000 units at a price of $0.04 per unit for total proceeds of $100,000. Each Unit was comprised of one common share of the Company (each a “Share”); one Series A share purchase warrant (“A Warrant”) and one Series B share purchase warrant (“B Warrant”). Each A Warrant entitles the subscriber to purchase one additional common share at an exercise price of $0.055 US per share at any time up to and including September 17, 2006. Each B Warrant entitles the subscriber to purchase one additional common share of the Company at an exercise price of $0.065 US per share at any time up to and including September 17, 2006. A commission of $10,000 was paid in connection with the offering. We completed the offering of the units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

5.
On October 1, 2004, we completed a private placement with one investor of 2,333,333 units at a price of $0.03 per unit for total proceeds of $70,000. Each Unit was comprised of one common share of the Company (each a “Share”) and one common share purchase warrant. Each warrant entitles the subscriber to purchase one additional common share at an exercise price of $0.06 US per share at any time up to and including October 1, 2005. No commission was paid in connection with the offering. We completed the offering of the units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The

3.

subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

4.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

DATE: OCTOBER 7, 2004	By:	/s/ Garry L. Anselmo

GARRY L. ANSELMO
President and Chief Executive Officer